UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2650

Seligman Cash Management Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:    12/31

Date of reporting period:    12/31/05

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Cash Management Fund, Inc.

Annual Report
December 31, 2005

A Money Market
Mutual Fund Seeking
to Preserve Capital and
to Maximize Liquidity
and Current Income

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Seligman
142 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 142 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1
Interview with Your Portfolio Manager	2
Portfolio Overview	3
Understanding and Comparing Your Fund’s Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Notes to Financial Statements	9
Financial Highlights	16
Report of Independent Registered Public Accounting Firm	22
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	23
Directors and Officers	28
Additional Fund Information	31

To The Shareholders

Your annual shareholder report for Seligman Cash Management Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the Fund’s fiscal year, the Federal Reserve Board undertook a series of federal funds rate increases, bringing this overnight rate from 2.25% at the beginning of the year to 4.25% at year-end. On January 31, 2006, the Federal Reserve Board again voted to raise the federal funds rate by 25 basis points, bringing the rate to 4.50%. The annualized 7-day yield of the Fund’s Class A shares increased from 1.20% at the beginning of 2005 to 3.51% at year-end.

We appreciate your continued support of Seligman Cash Management Fund, Inc. and look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 22, 2006

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP Independent Registered Public Accounting Firm Deloitte & Touche LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Manager
Christopher Mahony

Q.	What market conditions and events materially affected Seligman Cash Management Fund’s performance during the year ended December 31, 2005?

A.	The US Federal Reserve Board continued to increase short-term interest rates in 2005. The federal funds rate nearly doubled from 2.25% at the beginning of the year to 4.25% at year-end. While these increases had surprisingly little effect on longer-term bonds, short-term market yields did move significantly higher over the course of the year.

On January 31, 2006, the Fed continued its policy of raising rates and increased the federal funds rate to 4.50%. This meeting was the last with Alan Greenspan as chairman. Ben Bernanke will preside as chairman at the Fed’s next policy meeting on March 28.

Q.	What investment strategies or techniques materially affected the Fund’s performance during the period?

A.	Seligman Cash Management Fund increased its exposure to fixed time deposits from 21.0% at the beginning of the year to 40.0% at year-end. At the same time, the Fund reduced its exposure to US Treasury securities from 64.3% at the beginning of the year to 45.2% at year-end. During the course of 2005, we found better opportunities for yield in fixed time deposits.

The average duration of the Fund’s securities was short in 2005. This benefited the Fund since short-term rates moved rapidly higher during the course of the year. The short average duration allowed the Fund to quickly retire lower-yielding securities and replace them with newer issues, which typically paid more in yield.

In 2005, the Fund was able to deliver a higher yield for investors. At the same time, the Fund continued to offer a high quality portfolio, high liquidity, and stability of principal.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Cash Management Fund, Inc. is managed by Seligman’s Investment-Grade Team. The team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve capital and to maximize liquidity and current income. Team members include Paul Pertusi and Sau Lin Wu (trader).

Portfolio Overview

Diversification of Net Assets

		Percent of Net Assets December 31,
	Value	2005	2004
US Government Securities	$79,727,261	45.2	64.3
Fixed Time Deposits	70,400,000	40.0	21.0
Repurchase Agreement	41,499,000	23.5	14.8
Other Assets Less Liabilities	(15,413,793)	(8.7)	(0.1)
Net Assets	$176,212,468	100.0	100.0

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2005 and held for the entire six-month period ended December 31, 2005.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/05	Annualized Expense Ratio*	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05	Ending Account Value 12/31/05	Expenses Paid During Period** 7/1/05 to 12/31/05
Class A	$1,000.00	0.84%	$1,013.70	$4.26	$1,020.97	$4.28
Class B	1,000.00	1.84	1,008.00	9.31	1,015.93	9.35
Class C	1,000.00	1.41	1,010.50	7.15	1,018.10	7.17
Class D	1,000.00	1.84	1,008.00	9.31	1,015.93	9.35
Class I	1,000.00	0.56	1,015.10	2.84	1,022.38	2.85
Class R	1,000.00	1.09	1,012.40	5.53	1,019.71	5.55

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2005 to December 31, 2005, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2005

	Annualized Yield on Purchase Date	Principal Amount	Value
US Government Securities 45.2%
US Treasury Bills:
4.12%, due 1/17/2006	4.18%	$15,000,000	$14,976,725
3.99%, due 1/19/2006	4.05	15,000,000	14,974,710
3.94%, due 1/26/2006	4.01	20,000,000	19,953,195
3.86%, due 2/16/2006	3.93	15,000,000	14,930,808
3.96%, due 3/9/2006	4.05	15,000,000	14,891,823

Total US Government Securities (Cost $79,727,261)			79,727,261

Fixed Time Deposits 40.0%
ABN AMRO Bank, Grand Cayman, 4.06%, 1/4/2006	4.12	8,800,000	8,800,000
Bank of Montreal 4.32%, 1/3/2006	4.38	8,800,000	8,800,000
Bank of Nova Scotia 4%, 1/3/2006	4.06	8,800,000	8,800,000
BNP Paribas, Grand Cayman, 4.31%, 1/3/2006	4.37	8,800,000	8,800,000
Citibank, Nassau, 4%, 1/3/2006	4.06	8,800,000	8,800,000
Dexia Bank, Grand Cayman, 4.33%, 1/3/2006	4.39	8,800,000	8,800,000
Rabobank Nederland, Grand Cayman, 4.15%, 1/4/2006	4.21	8,800,000	8,800,000
Royal Bank of Scotland Group, 4.125%, 1/4/2006	4.18	8,800,000	8,800,000

Total Fixed Time Deposits (Cost $70,400,000)			70,400,000

Repurchase Agreement 23.5%
State Street Bank 3.15%, dated 12/30/2005, maturing 1/3/2006 in the amount of $41,513,525 collateralized by: $23,575,000 US Treasury Notes 3.25%, 1/15/2009 and $20,185,000 US Treasury Notes 3.125%, 4/15/2009, with a fair market value of $42,745,960 (Cost $41,499,000)	3.19	41,499,000	41,499,000

Total Investments (Cost $191,626,261) 108.7%			191,626,261

Other Assets Less Liabilities (8.7)%			(15,413,793)

Net Assets 100.0%			$176,212,468

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investments, at value:
US Government securities (cost $79,727,261)	$79,727,261
Fixed time deposits (cost $70,400,000)	70,400,000
Repurchase agreement (cost $41,499,000)	41,499,000
Total investments (cost $191,626,261)	191,626,261
Restricted cash	37,555
Receivable for Capital Stock sold	738,564
Expenses prepaid to shareholder service agent	34,742
Receivable for interest	28,663
Other	11,414
Total Assets	192,477,199
Liabilities:
Bank overdraft	491,284
Payable for securities purchased	14,976,725
Payable for Capital Stock repurchased	526,322
Dividends payable	90,723
Management fee payable	72,120
Distribution and service fees payable	24,309
Accrued expenses and other	83,248
Total Liabilities	16,264,731
Net Assets	$176,212,468
Composition of Net Assets:
Shares of Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized; 176,220,693 shares outstanding):
Class A	$1,325,162
Class B	129,591
Class C	42,483
Class D	127,556
Class I	132,424
Class R	4,991
Additional paid-in capital	174,450,261
Net Assets	$176,212,468
Net Asset Value Per Share:
Class A ($132,506,105 ÷ 132,516,140 shares)	$1.00
Class B ($12,960,906 ÷ 12,959,138 shares)	$1.00
Class C ($4,247,995 ÷ 4,248,322 shares)	$1.00
Class D ($12,756,032 ÷ 12,755,565 shares)	$1.00
Class I ($13,242,311 ÷ 13,242,410 shares)	$1.00
Class R ($499,119 ÷ 499,118 shares)	$1.00

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2005

Investment Income:
Interest	$6,101,779
Expenses:
Management fee	837,600
Shareholder account services	614,724
Distribution and service fees	349,028
Registration	92,483
Custody and related services	53,587
Auditing and legal fees	49,568
Shareholder reports and communications	25,137
Directors’ fees and expenses	8,394
Miscellaneous	20,772
Total Expenses Before Reimbursement	2,051,293
Reimbursement of expenses (Note 3)	(875)
Total Expenses After Reimbursement	2,050,418
Net Investment Income	$4,051,361

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Operations:
Net investment income	$4,051,361	$785,905
Distributions to Shareholders:
Net investment income:
Class A	(3,335,187)	(677,909)
Class B	(187,582)	(17,093)
Class C	(77,510)	(5,564)
Class D	(155,055)	(10,289)
Class I	(289,641)	(74,926)
Class R	(6,386)	(124)
Decrease in Net Assets from Distributions	(4,051,361)	(785,905)
Capital Share Transactions:
Net proceeds from sales of shares	228,882,852	250,075,199
Investment of dividends	3,839,051	742,291
Exchanged from associated funds	71,150,889	85,960,576
Total	303,872,792	336,778,066
Cost of shares repurchased	(273,862,149)	(294,788,122)
Exchanged into associated funds	(48,001,122)	(72,296,774)
Total	(321,863,271)	(367,084,896)
Decrease in Net Assets from Capital Share Transactions	(17,990,479)	(30,306,830)
Decrease in Net Assets	(17,990,479)	(30,306,830)
Net Assets:
Beginning of year	194,202,947	224,509,777
End of Year	$176,212,468	$194,202,947

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Cash Management Fund, Inc. (the “Fund”) offers the following six classes of shares, each of which may be acquired by investors at net asset value:

Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 18 months of original purchase.

Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares acquired by an exchange from another Seligman mutual fund are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of the original purchase. Shares acquired by an exchange from another Seligman mutual fund, that were originally purchased through certain financial intermediaries, will have a 1% CDSC on redemptions made within 12 months of original purchase.

Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service (12b-1) fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:
a.	Security Valuation — The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity.

Notes to Financial Statements

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.
d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.
e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2005, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.
f.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.
3.	Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund’s average daily net assets.

The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. From time to time, the Manager has agreed to reimburse a portion of the class-specific expenses of certain share classes in order for those classes to declare dividends equal to selected minimum annual rates. For the period January 1 to February 15, 2005, the minimum annual dividend rate was 0.20%. As a result, for the year ended December 31, 2005, the Manager reimbursed $875 for Classes B and D. The management fee and the reimbursement from the Manager for the year ended December 31, 2005, were equivalent to annual rates of 0.41% and 0.00%, respectively, of the Fund’s average daily net assets.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Advisors, Inc. (the “Distributor”) and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 2005.

Notes to Financial Statements

Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman mutual fund, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares. Distribution fees retained by the Distributor, for the year ended December 31, 2005, amounted to $348.

For the year ended December 31, 2005, fees incurred under the Plan, equivalent to 1%, 0.58%, 1% and 0.25% per annum of the average daily net assets of Class B, Class C, Class D, and Class R shares, respectively, amounted to $182,743, $29,925, $135,771, and $589, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2005, such charges amounted to $8,123. The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2005, Seligman Services, Inc. received no commissions from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $5,721, pursuant to the Plan.

Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $614,724 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all

Notes to Financial Statements

Guarantors in the preceding calendar quarter. As of December 31, 2005, the Fund’s potential obligation under the Guaranties is $101,100. As of December 31, 2005, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,719.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2005 of $20,493 is included in accrued expenses and other liabilities. This accumulated balance was paid to the participating director in January, 2006. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.
4.	Capital Share Transactions — The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:
	Year Ended December 31,
Class A	2005	2004
Sales of shares	214,606,528	237,884,931
Investment of dividends	3,192,128	641,427
Exchanged from associated funds	46,986,454	56,589,954
Conversion from Class B*	3,397,902	2,198,274
Total	268,183,012	297,314,586
Shares repurchased	(250,701,326)	(264,831,446)
Exchanged into associated funds	(28,438,906)	(44,965,976)
Total	(279,140,232)	(309,797,422)
Decrease	(10,957,220)	(12,482,836)

Class B
Sales of shares	950,417	1,363,576
Investment of dividends	154,422	14,133
Exchanged from associated funds	12,018,934	14,154,866
Total	13,123,773	15,532,575
Shares repurchased	(9,325,583)	(13,598,108)
Exchanged into associated funds	(8,654,732)	(11,548,513)
Conversion to Class A*	(3,396,939)	(2,198,249)
Total	(21,377,254)	(27,344,870)
Decrease	(8,253,481)	(11,812,295)

*	See footnote on page 13.

Notes to Financial Statements

	Year Ended December 31,
Class C	2005	2004
Sales of shares	1,306,176	665,355
Investment of dividends	64,444	4,616
Exchanged from associated funds	7,068,517	7,776,765
Total	8,439,137	8,446,736
Shares repurchased	(3,478,889)	(4,399,429)
Exchanged into associated funds	(5,405,440)	(6,591,895)
Total	(8,884,329)	(10,991,324)
Decrease	(445,192)	(2,544,588)

Class D
Sales of shares	6,619,105	5,321,411
Investment of dividends	136,400	9,292
Exchanged from associated funds	5,076,984	7,438,992
Total	11,832,489	12,769,695
Shares repurchased	(7,148,469)	(9,323,742)
Exchanged into associated funds	(5,502,042)	(8,614,347)
Total	(12,650,511)	(17,938,089)
Decrease	(818,022)	(5,168,394)

Class I
Sales of shares	4,900,897	4,260,663
Investment of dividends	286,028	72,726
Total	5,186,925	4,333,389
Shares repurchased	(3,200,380)	(2,635,397)
Increase	1,986,545	1,697,992

Class R
Sales of shares	499,086	576,349
Investment of dividends	5,629	98
Total	504,715	576,447
Shares repurchased	(7,502)	—
Exchanged into associated funds	—	(576,042)
Total	(7,502)	(576,042)
Increase	497,213	405

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

Notes to Financial Statements

5.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Cash Management Fund).

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Notes to Financial Statements

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, the Distributor or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.022	0.004	0.002	0.007	0.032
Less Distributions:
Dividends from net investment income	(0.022)	(0.004)	(0.002)	(0.007)	(0.032)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	2.20%	0.43%	0.19%	0.74%	3.21%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$132,5	06	$143,4	64	$155,9	44	$220,9	77	$270,5	09
Ratio of expenses to average net assets	0.86%		0.84%		0.85%		0.89%		0.68%
Ratio of net investment income to average net assets	2.15%		0.40%		0.19%		0.74%		3.16%
Without expense reimbursement:‡
Ratio of expenses to average net assets			0.85%		0.86%				0.74%
Ratio of net investment income to average net assets			0.39%		0.18%				3.10%

See footnotes on page 21.

Financial Highlights

Class B
Year Ended December 31,
2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.011	0.001	—	**	0.001	0.022
Less Distributions:
Dividends from net investment income	(0.011)	(0.001)	—	**	(0.001)	(0.022)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	1.11%	0.07%	0.03%	0.09%	2.20%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$12,9	61	$21,2	14	$33,0	26	$53,7	79	$49,6	56
Ratio of expenses to average net assets	1.85%	1.18%	1.02%	1.54%	1.66%
Ratio of net investment income to average net assets	1.16%	0.07%	0.03%	0.09%	2.18%
Without expense reimbursement:‡
Ratio of expenses to average net assets	1.86%	1.85%	1.86%	1.89%	1.74%
Ratio of net investment income (loss) to average net assets	1.15%	(0.60)%	(0.81)%	(0.26)%	2.10%

See footnotes on page 21.

Financial Highlights

Class C
Year Ended December 31,
2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.016	0.001	—	**	0.001	0.023
Less Distributions:
Dividends from net investment income	(0.016)	(0.001)	—	**	(0.001)	(0.023)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	1.56%	0.09%	0.03%	0.09%	2.36%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,2	48	$4,6	93	$7,2	38	$11,5	31	$9,2	04
Ratio of expenses to average net assets	1.44%	1.16%	1.02%	1.51%	1.51%
Ratio of net investment income to average net assets	1.56%	0.09%	0.03%	0.09%	2.33%
Without expense reimbursement:‡
Ratio of expenses to average net assets	1.57%	1.67%	1.75%	1.59%
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.62)%	(0.15)%	2.25%

See footnotes on page 21.

Financial Highlights

Class D
Year Ended December 31,
2005	2004	2003	2002	2001
Per Share Data:
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.011	0.001	—	**	0.001	0.022
Less Distributions:
Dividends from net investment income	(0.011)	(0.001)	—	**	(0.001)	(0.022)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	1.11%	0.07%	0.03%	0.09%	2.20%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$12,7	56	$13,5	74	$18,7	42	$68,1	27	$22,2	17
Ratio of expenses to average net assets	1.85%	1.18%	1.02%	1.54%	1.66%
Ratio of net investment income to average net assets	1.16%	0.07%	0.03%	0.09%	2.18%
Without expense reimbursement:‡
Ratio of expenses to average net assets	1.86%	1.85%	1.86%	1.89%	1.74%
Ratio of net investment income (loss) to average net assets	1.15%	(0.60)%	(0.81)%	(0.26)%	2.10%

See footnotes on page 21.

Financial Highlights

Class I
Year Ended December 31,
2005	2004	2003	2002	11/30/01* to 12/31/01
Per Share Data:
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.024	0.007	0.004	0.010	0.001
Less Distributions:
Dividends from net investment income	(0.024)	(0.007)	(0.004)	(0.010)	(0.001)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	2.48%	0.69%	0.39%	1.00%	0.11%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$13,2	42	$11,2	56	$9,5	58	$9,0	46	$30
Ratio of expenses to average net assets	0.58%	0.57%	0.63%	0.62%	0.60	%†
Ratio of net investment income to average net assets	2.43%	0.68%	0.41%	1.00%	1.25	%†
Without expense reimbursement:‡
Ratio of expenses to average net assets	0.64%	1.35	%†
Ratio of net investment income to average net assets	0.98%	0.50	%†

See footnotes on page 21.

Financial Highlights

Class R
	Year Ended December 31,
	2005		2004	4/30/03* to 12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$1.000		$1.000	$1.000
Income from Investment Operations:
Net investment income	0.019		0.002	—	**
Less Distributions:
Dividends from net investment income	(0.019)		(0.002)	—	**
Net Asset Value, End of Period	$1.000		$1.000	$1.000

Total Return	1.94%		0.24%	0.02%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4	99	$2		$2
Ratio of expenses to average net assets	1.11%		1.01%	0.98	%†
Ratio of net investment income to average net assets	1.90%		0.24%	0.02	%†
Without expense reimbursement:‡
Ratio of expenses to average net assets			1.10%	1.31	%†
Ratio of net investment income (loss) to average net assets			0.15%	(0.35	)%†

*	Commencement of offering of shares.
**	Less than + or – $0.001.
‡	The Manager, at its discretion, reimbursed certain expenses. Absent such reimbursement, returns would have been lower. See Note 3 in Notes to Financial Statements.
†	Annualized.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Cash Management Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 22, 2006

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of the Fund unanimously approved the continuance of the Management Agreement between the Fund and the Manager at a meeting held on November 17, 2005.

In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuances and nature of materials to be provided to the directors, the directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors/and or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the following:

1.	information comparing the performance of the Fund to other investment companies with similar investment objectives;

2.	the nature, extent and quality of investment and administrative services rendered by the Manager;

3.	payments received by the Manager from all sources in respect of the Fund and all investment companies in the Seligman Group of Funds;

4.	the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Seligman Group of Funds;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

6.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7.	fall-out benefits which the Manager and its affiliates receive from their relationship to the Fund;

8.	information about fees charged by the Manager to another client with similar investment objectives;

9.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager; and

10.	the terms of the Management Agreement.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Fund, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Fund’s business and other affairs. The Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund’s operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund, including the Fund’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by the Fund and certain of the other investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost.

The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the trustees’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability to the Manager

At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors noted that the Manager derives reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors considered the twelve-month trailing average yield of the Fund as compared to an average of money market funds prepared by iMoneyNet, Inc. (formerly IBC Financial Data) for the period from 1998 through September 30, 2005. The comparative information showed that the Fund’s returns had consistently been below the iMoneyNet index by varying, but relatively small, amounts, and that the gap had narrowed appreciably in 2005 as yields increased. The Manager explained that the Fund is managed conservatively, and that its average portfolio quality is higher than that of many other money market funds, which tends to reduce its investment returns. The directors also noted that the Manager had from time to time voluntarily reimbursed expenses of certain share classes and that the Fund had successfully maintained a stable net asset value of one dollar at all times. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been satisfactory.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Fund’s peer group consisted of funds in the Lipper Money Market Funds category having net assets between $150 million and $300 million attributable to Class A shares. The directors noted that the Fund’s management fee rate is calculated by reference to the net assets of all registered investment companies managed by the Manager, and that the current effective management fee rate of 0.41%, which reflected the effect of breakpoints in the fee schedule, was slightly less than the average and only slightly above the median for the peer group.

The directors also considered the fees the Manager charges other clients with investment objectives similar to the Fund. Another registered investment company managed by the Manager offers a

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

series with the same investment objective as the Fund. The directors noted that while the management fee rate for this other series is currently very slightly less than the Fund, due to the method by which it is calculated, the Fund’s management fee rate varies and may be less than that of the other series in the future.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

In considering the expense ratio of the Fund, the directors noted the Fund has elected to have shareholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was somewhat higher than the median and average for the peer group, although the Manager from time to time has voluntarily waived a portion of its fee or reimbursed expenses of the Fund. The directors concluded that the expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The directors noted that the management fee schedule for the Fund does contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund’s management fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund, Inc., is set
forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (76)[1,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance); and Trustee, Institute for Defense Analyses. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (70)[2,3] • Director: 1991 to Date • Oversees 58 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowship (summer internships for college students); Trustee, Committee for Economic Development; Governor, Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Trustee, Save the Children (nonprofit child assistance organization). From January 1998 until December 2000, Chairman, The Rockefeller Foundation (charitable foundation). From September 1987 until September 1997, Director, New York Telephone Company.

Frank A. McPherson (72)[2,3] • Director: 1995 to Date • Oversees 58 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3] • Director: 1984 to Date • Oversees 58 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 30.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert L. Shafer (73)[2,3] • Director: 1980 to Date • Oversees 58 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance); and Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)[1,3] • Director: 1993 to Date • Oversees 58 Portfolios in Fund Complex
Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company). Formerly, Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN (cable television network).

Interested Directors and Principal Officers
William C. Morris (67)* • Director and Chairman of the Board: 1988 to Date • Oversees 58 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (53) • President: 1995 to Date • Chief Executive Officer: 2002 to Date
Director and President, J. & W. Seligman & Co. Incorporated; President and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds†; Director or Trustee of each of the investment companies of the Seligman Group of Funds (with the exception of Seligman Cash Management Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T. M. Hoagland (54) • Vice President and Chief Compliance Officer: 2004 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief Portfolio Strategist, AMT Capital Management.

See footnotes on page 30.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Christopher J. Mahony(42) • Vice President and Portfolio Manager: 2002 to Date
Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated, Vice President and Portfolio Manager of Seligman Investment Grade Fixed Income Fund, Inc.; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President of Seligman High-Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Investment Grade Fixed Income Portfolio and Cash Management Portfolio. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc.

Thomas G. Rose (48) • Vice President: 2000 to Date
Managing Director, and Treasurer, Chief Financial Officer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (49) • Vice President: 1997 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer of Seligman Data Corp.

Frank J. Nasta (41) • Secretary: 1997 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc., and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Mr. Morris is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with J. & W. Seligman & Co. Incorporated and its affiliates.
Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. 1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

__________

[1]
These references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through the websites does not form a part of this report or the Fund’s prospectus.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc. which contains information about the investment objective, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing. The prospectus, which contains information about these factors, should be read carefully before investing or sending money.

TXCM2 12/05

ITEM 2.	CODE OF ETHICS. As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$28,530	$27,237
Audit-Related Fees	–	–
Tax Fees	2,350	2,200
All Other Fees	–	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.
Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004
Audit-Related Fees	$124,560	$118,630
Tax Fees	8,000	13,703
All Other Fees	–	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $134,910 and $179,464, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	12. EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CASH MANAGEMENT FUND, INC.

By:

/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 8, 2006

By:

/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 8, 2006

SELIGMAN CASH MANAGEMENT FUND, INC .

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.